UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 8, 2021

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875	62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

211 Commerce Street, Suite 300
Nashville, Tennessee 37201
(Address of principal executive offices) (Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   Emerging growth company ☒

If  an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.
On June 8, 2021, FB Financial Corporation (the “Company”) and Mr. James W. Ayers (the “Selling Shareholder”) entered into an underwriting agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc., A Stifel Company (the “Underwriter”), pursuant to which, subject to the satisfaction of certain conditions set forth therein, the Underwriter agreed to purchase 2,500,000 shares (the “Underwritten Shares”) of the Company’s common stock, par value $1.00 per share (“Common Stock”), from the Selling Shareholder at a price of $40.84 per share. The offering of the Underwritten Shares (the “Offering”) closed on June 10, 2021. The Company did not receive any proceeds from the sale of the Underwritten Shares. Upon completion of the Secondary Offering, the Selling Shareholder continues to own approximately 23.5% of the Company’s outstanding common stock.
The Offering was made pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-256861), which was filed with the Securities and Exchange Commission (the “SEC”) and became automatically effective on June 7, 2021, as supplemented by a preliminary prospectus supplement filed with the SEC on June 7, 2021, and a final prospectus supplement filed with the SEC on June 9, 2021.
The Underwriting Agreement contains customary representations, warranties, covenants and agreements by the Company, the Selling Shareholder and the Underwriter, customary conditions to closing and indemnification obligations of the Company, the Selling Shareholder and the Underwriter, including for liabilities under the Securities Act of 1933, as amended, among other obligations of the parties. The representations, warranties, covenants and agreements contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the parties.
A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”) and is incorporated herein by reference. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement.
Item 7.01 Regulation FD Disclosure.
A copy of the press release announcing the closing of the Offering is furnished as Exhibit 99.1 to this Report.
Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 8, 2021, by and among FB Financial Corporation, James W. Ayers and Keefe, Bruyette & Woods, Inc., A Stifel Company
99.1	Press Release dated June 10, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By:	/s/ Michael M. Mettee
Michael M. Mettee
Chief Financial Officer
Date: June 10, 2021